Advisors Disciplined Trust 2072

Supplement to the Prospectus

US Concrete, Inc. has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for each of Building America Opportunities Portfolio, Series 2021-1 and Building America Strategy Portfolio, Series 2021-1 will each no longer include shares of US Concrete, Inc.

Supplement Dated: August 26, 2021